SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)                October 10, 2000



                             DENBURY RESOURCES INC.
             (Exact name of Registrant as specified in its charter)




                                    Delaware
                          (State or other jurisdiction
                        of incorporation or organization)

        33-93722                                                75-2815171
(Commission File Number)                                     (I.R.S. Employer
                                                             Identification No.)


 5100 Tennyson Parkway
       Suite 3000
      Plano, Texas                                                 75024
(Address of principal executive offices)                         (Zip code)



Registrant's telephone number, including area code:            (972)673-2000



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 Item 5.

     On October 4, 2000, the Board of Directors of the Company elected Ms. Carrie Wheeler, age 29, of San Francisco, California to the Board of Directors to fill a vacancy created by the resignation of Mr. David Stanton with a term expiring at the next annual general meeting of the shareholders in May, 2001. Ms. Wheeler is a principal with the Texas Pacific Group which owns approximately 60% of the Company's issued and outstanding common stock.



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


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                                   Denbury Resources Inc.
                                                       (Registrant)



Date:  October 10, 2000                       By:
                                                 -----------------------------

                                                      Phil Rykhoek
                                                 Chief Financial Officer

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